Exhibit 10.2

SERIES B CONVERTIBLE PREFERRED
STOCK CONVERSION AGREEMENT

This Series B Convertible Preferred Stock Conversion Agreement (this “Agreement”) is entered into as of [•] [•], 2026 by and between AquaBounty Technologies, Inc., a Delaware corporation (the “Company”), and the holder identified on the signature page hereto (the “Holder”).

A. The Company has authorized and issued shares of Series B Convertible Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”), having the rights, preferences, and limitations set forth in the Certificate of Designations of Series B Convertible Preferred Stock of the Company filed with the Secretary of State of Delaware on June 25, 2026 (the “Certificate of Designations”).

B. Holder is the record holder of [•] shares of Series B Preferred Stock (the “Preferred Shares”).

C. Pursuant to Section 8 of the Certificate of Designations, the Series B Preferred Stock is convertible into shares of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) at a conversion price of $1.03 per share (the “Conversion Price”), subject to adjustment as set forth in the Certificate of Designations.

D. The Company and Holder desire to enter into this Agreement to provide for the automatic conversion of all of the Preferred Shares held by Holder into shares of Common Stock (the “Conversion Shares”) in accordance with the Certificate of Designations and this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Conversion of Series B Preferred Stock.

(a) Subject to the terms and conditions of this Agreement and the Certificate of Designations, Holder hereby irrevocably agrees that all of the Preferred Shares shall automatically convert into Conversion Shares on the Conversion Date, without any further action by Holder, pursuant to Section 8.1(a) of the Certificate of Designations. The “Conversion Date” shall be the earlier of (i) the date on which the Registration Statement filed pursuant to Section 3 is declared effective by the SEC and (ii) October 30, 2026. Holder is delivering simultaneously with this executed Agreement an executed Notice of Conversion in the form of Annex A hereto (the “Conversion Notice”), which shall become effective automatically on the Conversion Date. All of the Preferred Shares held by Holder, together with all accrued and accumulated dividends thereon, shall be converted into the Conversion Shares. Notwithstanding anything to the contrary in the Certificate of Designations, Holder acknowledges and agrees that only dividends accrued and accumulated through the earlier of (i) the Conversion Date, or (ii) October 15, 2026 shall be included in the conversion calculation set forth in Section 1(b). Holder hereby irrevocably waives and forfeits any right to dividends accruing after the earlier of (i) the Conversion Date, or (ii) October 15, 2026 on the Preferred Shares.

(b) The number of Conversion Shares issuable upon conversion shall be calculated in accordance with Section 8.1(a) of the Certificate of Designations by (i)

multiplying the number of Preferred Shares by the Liquidation Value ($20.60 per share), (ii) adding to the result all accrued and accumulated and unpaid dividends on such Preferred Shares, and (iii) dividing the result by the Conversion Price ($1.03).

2. Surrender of Preferred Shares; Issuance of Conversion Shares.  Upon execution of this Agreement, Holder hereby authorizes the Company to cancel the Preferred Shares on the Company’s records on the Conversion Date. The Company shall hold the book-entry position representing the Preferred Shares pending the Conversion Date and, on the Conversion Date, shall cancel such book-entry position on the Company’s records and, promptly following the Conversion Date, instruct its transfer agent to issue to Holder a certificate or book-entry statement representing the Conversion Shares. Following the Conversion Date, the Preferred Shares shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and Holder shall cease to have any rights with respect to the Preferred Shares, other than the right to receive the Conversion Shares.

3. Registration Rights. The Conversion Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any state.

(a) Filing Obligation. The Company shall file a registration statement on Form S-3 (or, if the Company is not then eligible to use Form S-3, on such other form of registration statement as is then available to the Company) with the Securities and Exchange Commission (“SEC”) (the “Registration Statement”) covering the resale of such Conversion Shares as Holder has elected to include for resale in the Questionnaire delivered pursuant to Section 3(h) (the “Registrable Shares”), promptly following the date of this Agreement.

(b) Effectiveness. The Company shall use its reasonable best efforts to cause the Registration Statement to become effective as promptly as practicable after filing thereof.

(c) Maintenance. The Company shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (i) the date on which all Registrable Shares covered by the Registration Statement have been sold pursuant thereto, (ii) the date on which Holder is able to sell all of the Registrable Shares without restriction pursuant to Rule 144 promulgated under the Securities Act without volume or manner-of-sale limitations and without the requirement for the Company to be in compliance with the current public information requirements of Rule 144, or (iii) the second (2nd) anniversary of the Conversion Date.

(d) Suspension. Notwithstanding anything to the contrary herein, the Company shall be entitled from time to time to delay the filing of, or suspend the use of, the Registration Statement if the Board of Directors of the Company determines in good faith that the filing or continued use of the Registration Statement would require the Company to make an Adverse Disclosure; provided that each such delay or suspension shall not continue for more than sixty (60) consecutive days. “Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the Board of Directors, (i) would be required to be made in the Registration Statement so that the Registration Statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing or continued effectiveness of the Registration Statement, and (iii) the Company has a bona fide business purpose for not disclosing publicly.

(e) Expenses. All fees and expenses of or incidental to the filing, maintenance, and any amendment or supplement of the Registration Statement shall be borne by the Company, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, and fees and expenses of the Company’s independent registered public accounting firm. Notwithstanding the foregoing, the Company shall not be responsible for any selling commissions, discounts, transfer taxes, or fees and disbursements of counsel for Holder incurred in connection with the sale of Registrable Shares.

(f) Indemnification. (i) The Company shall indemnify and hold harmless Holder and its officers, directors, members, partners, agents, and representatives (each, an “Indemnified Party”) from and against any and all losses, claims, damages, liabilities, and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any prospectus forming a part thereof, or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable to the extent that such losses arise out of or are based upon information furnished in writing by Holder expressly for use in the Registration Statement. (ii) Holder shall indemnify and hold harmless the Company and its officers, directors, and representatives from and against any and all losses, claims, damages, liabilities, and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in information furnished in writing by Holder expressly for use in the Registration Statement, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g) Questionnaire. Holder shall complete and deliver to the Company a selling stockholder questionnaire in such form as reasonably requested by the Company (the “Questionnaire”) no later than the date of this Agreement. In the Questionnaire, Holder shall identify the Conversion Shares that Holder elects to include for resale under the Registration Statement. The Company shall not be required to include Holder as a selling stockholder in the Registration Statement or any prospectus forming a part thereof unless Holder has timely completed and returned the Questionnaire.

(h) Pro Rata Cutback.  If, as a result of any limitation on the number of Registrable Shares registrable pursuant to applicable Nasdaq or SEC rules, the number of Registrable Shares that may be registered is less than the total number of Conversion Shares that would otherwise be issuable upon conversion of the Preferred Shares and which the Holders have elected to be registered, then (i) the number of Registrable Shares registered for resale under the Registration Statement shall be allocated among holders of Registrable Shares on a pro rata basis in proportion to the number of Registrable Shares each such holder has elected to include for resale versus the total number of Registrable Shares permitted to be included in the Registration Statement under applicable Nasdaq or SEC rules, (ii) the Company shall have no obligation to register for resale any Registrable Shares in excess of the maximum number permitted to be registered under applicable Nasdaq or SEC rules, and the number of Registrable Shares shall be reduced accordingly, and (iii) the Company shall, if and when any such limitation is removed, use its reasonable best efforts to promptly file an amendment to the

Registration Statement or a new registration statement covering the resale of any additional Registrable Shares that become issuable and that Holder elects to include for resale.

(i) Cooperation. Holder shall cooperate with the Company in connection with the preparation, filing, and maintenance of the Registration Statement, including (i) promptly furnishing to the Company such information regarding Holder and the Conversion Shares held by Holder as the Company may reasonably request in connection with the Registration Statement, (ii) promptly responding to any comments from the SEC relating to information regarding Holder or the plan of distribution contained in the Registration Statement, (iii) promptly notifying the Company of any material changes in the information provided by Holder for inclusion in the Registration Statement, and (iv) executing such documents as may be reasonably requested by the Company in connection with the Registration Statement, including any amendment or supplement thereto.

(j) Suspension Compliance. Upon receipt of written notice from the Company that the Company has exercised its rights under Section 3(d) to suspend the use of the Registration Statement, Holder shall immediately cease all offers and sales of Conversion Shares pursuant to the Registration Statement until Holder receives written notice from the Company that such offers and sales may resume. Holder shall keep the fact of any such suspension confidential and shall not disclose such suspension to any Person (other than Holder’s legal counsel and financial advisors, who shall be bound by corresponding confidentiality obligations) without the prior written consent of the Company.

4. Holder Representations. The Company is issuing the Conversion Shares to Holder in reliance upon the following representations made by Holder:

(a) Holder has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to elect to convert the Preferred Shares for the Conversion Shares, and to carry out and perform all of its obligations under this Agreement. This Agreement constitutes the legal, valid, and binding obligation of Holder, enforceable against Holder in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by equitable principles generally.

(b) Holder is an “accredited investor” as defined in Rule 501(a) of the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Holder is aware of the Company’s business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Conversion Shares. Holder has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in, and to protect its own interests in connection with the receipt of, the Conversion Shares.

(c) Holder acknowledges that it has had the opportunity to review the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed on March 31, 2026, and that it has (A) reviewed the information related to the conversion contemplated by this Agreement provided by the Company to Holder and has been afforded the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the conversion and the merits and risks of investing in the

Conversion Shares and (B) been afforded the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Holder understands that no United States federal or state agency or any other governmental entity has passed upon or made any recommendation or endorsement of the Conversion Shares.

(d) Holder understands that nothing in this Agreement or any materials presented, or in any communications (whether written or oral) from the Company, to Holder in connection with the conversion contemplated hereby constitutes legal, tax, or investment advice. Holder has consulted such legal, tax, and investment advisors and made such investigations as Holder, in its sole discretion, has deemed necessary or appropriate in connection with the conversion contemplated hereby. Holder hereby acknowledges and agrees that it has independently evaluated the merits of its decision to convert the Preferred Shares for the Conversion Shares.

(e) Holder understands that an investment in the Conversion Shares involves a high degree of risk. Holder acknowledges that: (i) any projections, forecasts, or estimates as may have been provided to Holder by the Company are purely speculative and cannot be relied upon to indicate actual results that may be obtained through this investment; any such projections, forecasts, and estimates are based upon assumptions that Company management deemed to be reasonable at the time such projections, forecasts, or estimates were made but which are subject to change and which are beyond the control of the Company or its management, and (ii) Holder has been advised to consult with Holder’s own advisor regarding legal matters and tax consequences involving this investment. The Conversion Shares are highly speculative and involve a high degree of risk and Holder should only receive these securities if Holder can afford to lose the entire investment.

(f) Holder is acquiring the Conversion Shares for its own account, for investment purposes only, not for other Persons, and not with a present view to, or for, resale, distribution, or fractionalization thereof, in whole or in part (within the meaning of the Securities Act) in violation of the Securities Act. Holder understands that its acquisition of the Conversion Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Holder’s investment intent as expressed herein. Holder will not, directly or indirectly, offer, sell, pledge, transfer, or otherwise dispose of (or solicit any offers to buy, purchase, or otherwise acquire or take a pledge of) the Conversion Shares except in compliance with the Securities Act and the rules and regulations promulgated thereunder.

(g) Holder acknowledges that the Conversion Shares are “restricted securities” within the meaning of Rule 144 under the Securities Act and may not be sold, transferred, or otherwise disposed of except pursuant to an effective registration statement or an available exemption from registration, and then only in compliance with applicable federal and state securities laws.

(h) Holder represents that it is not a Person of the type described in Rule 506(d) of Regulation D under the Securities Act that would disqualify the Company from engaging in a transaction pursuant to Rule 506 of Regulation D under the Securities Act.

(i) Holder hereby acknowledges and agrees that, upon the conversion contemplated by this Agreement and the issuance of the Conversion Shares, Holder shall have no further rights under the Certificate of Designations with respect to the Preferred Shares

(j)  Holder acknowledges that Nasdaq Rule 5635(b) may require stockholder approval if a transaction results in a change of control of the Company, including where a single investor or a group of investors acting together acquires 20% or more of the Company’s outstanding Common Stock and becomes the largest stockholder, or otherwise obtains the ability to control or meaningfully influence management or policies of the Company. Holder represents and warrants that, immediately following the issuance of Conversion Shares pursuant to this Agreement, Holder (together with any other Person whose beneficial ownership would be aggregated with Holder’s pursuant to Section 13(d) or Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, including any “group” of which Holder is a member) will not beneficially own or have voting power over more than 19.99% of the outstanding shares of the Common Stock. Holder further represents that, as of immediately following such issuance, Holder will not, alone or together with any other Person, have any other indicia of control over the Company or the ability to meaningfully influence the management or policies of the Company, whether through ownership, voting power, contractual arrangements, understandings, or otherwise, in a manner that would reasonably be expected to constitute a change of control for purposes of Nasdaq Rule 5635(b) or applicable federal securities laws.

(k) Holder shall indemnify and hold harmless the Company and its officers, directors, and representatives from and against any and all losses, claims, damages, liabilities, and expenses (including reasonable attorneys’ fees) arising out of or based upon any breach by Holder of any representation, warranty, covenant, or agreement of Holder contained in this Agreement, including, without limitation, the suspension compliance obligation set forth in Section 3(j), or the Nasdaq 5635(b) representation set forth in Section 4(j).

5. Company Representations and Covenants.
(a) Holder is converting the Preferred Shares for the Conversion Shares in reliance upon the following representations made by the Company:

(i) Each of the Company and its Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on its operations or financial condition.

(ii) This Agreement has been duly authorized, executed, and delivered by the Company, and constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by equitable principles generally. The Conversion Shares have been duly and validly authorized and, when issued and delivered to Holder pursuant to this Agreement, will be validly issued, fully paid, and nonassessable.

(iii) Neither the issuance of the Conversion Shares, nor the consummation of any of the other transactions contemplated hereby nor the fulfillment of the terms hereof, will conflict with, result in a breach or violation of, or imposition of any lien upon any property or assets of the Company or its Subsidiaries pursuant to, (i) the charter or bylaws of the Company or its Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement, or other agreement, obligation, condition, covenant, or instrument to which the Company or its Subsidiaries are a party or bound or to which its property is subject, or (iii) any law applicable to the Company or its Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator, or other authority having jurisdiction over the Company, its Subsidiaries, or any of their properties.

(iv) No consent, approval, authorization, filing with, or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except for any post-closing filings as may be required under the Securities Act or the blue sky laws of any jurisdiction in connection with the issuance of the Conversion Shares to Holder, or compliance with any required filings pursuant to the Securities Exchange Act of 1934, as amended, or the rules of the SEC or Nasdaq.

(b) The Company covenants to provide the registration rights to Holder on terms not less favorable than those described in Section 3 hereof.
6. Miscellaneous.

(a) Governing Law and Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the laws of the State of Delaware. The Company and Holder agree that all actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in the State of Delaware and that such courts are convenient forums. Each party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

(b) Amendment.  No modification, variation or amendment of this Agreement (including any exhibit hereto) shall be effective unless made in writing and signed by both parties. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) Advice of Counsel. Each party to this Agreement hereby represents and warrants to the other party that it has had an opportunity to seek the advice of its own independent legal counsel with respect to the provisions of this Agreement and that its decision to execute this Agreement is not based on any reliance upon the advice of any other party or its legal counsel. Each party represents and warrants to the other party that in executing this Agreement such party has completely read this Agreement and that such party understands the terms of this Agreement and its significance. This Agreement shall be construed neutrally, without regard to the party responsible for its preparation.

(d) Further Assurances. The Company and Holder agree that in case at any time after the Conversion Date any further action is necessary or desirable to carry out the purposes of this Agreement, each of the parties hereto will take such further action (including, without limitation, the execution and delivery of such further instruments and documents) as any other party hereto may reasonably request.

(e) Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(f) Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

(g) Notices. All notices, requests, and other communications hereunder shall be in writing and shall be delivered by courier or other means of personal service (including by means of a nationally recognized courier service or professional messenger service), or sent by email or mailed first class, postage prepaid, by certified mail, return receipt requested, in all cases, addressed to:

If to the Company:

AquaBounty Technologies, Inc.

233 Ayer Road, Suite 4

Harvard, Massachusetts 01451

Attention: David A. Frank

Email: dfrank@aquabounty.com

With a copy to (which shall not constitute notice):

FBT Gibbons LLP

325 West Main Street, Suite 301

Lexington, Kentucky 40507

Attention: Jeff Hallos

E-mail:  jhallos@fbtgibbons.com

If to Holder, to the address and email set forth on the signature page for Holder.

All notices, requests, and other communications shall be deemed given on the date of actual receipt, delivery, or refusal as evidenced by written receipt, acknowledgement, or other evidence of actual receipt or delivery to the address specified above. In case of service by email, a copy of such notice shall be personally delivered or sent by registered or certified mail, in the manner set forth above, within three (3) business days thereafter. Any party hereto may from time to time by notice in writing served as set forth above designate a different address or a different or additional person to which all such notices or communications thereafter are to be given.

(h) Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including, without limitation, to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs, and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all reasonable fees, costs, and expenses of appeals.

(i) Remedies. All remedies afforded to any party by law or contract shall be cumulative and not alternative and are in addition to all other rights and remedies a party may have, including any right to equitable relief and any right to sue for damages as a result of a breach of this Agreement. Without limiting the foregoing, no exercise of a remedy shall be deemed an election excluding any other remedy.

(j) Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Holder (other than by merger). Holder may assign any or all of its rights under this Agreement to any Person to whom Holder assigns or transfers any Conversion Shares, provided that such transfer complies with all applicable federal and state securities laws and that Holder obtains the prior written consent of the Company (which consent shall not be required with respect to any assignment effected by merger).

(k) Survival. The representations, warranties, covenants, and agreements made herein shall survive the closing of the transactions contemplated hereby. The representations, warranties, covenants, and obligations of the Company, and the rights and remedies that may be exercised by Holder, shall not be limited or otherwise affected by or as a result of any information furnished to, or any investigation made by or knowledge of, Holder or any of its representatives.

(l) Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto.

(m) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(n) WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(o) Definitions. “Business Day” means any day other than a Saturday, Sunday, or day on which banking institutions in New York, New York are authorized or required by law to close.

[Signature Page Follows]

This Agreement is entered into and effective as of the date first written above.

COMPANY:

AquaBounty Technologies, Inc.

By:

Name:

Title:

HOLDER:

By:

Name:

Title (as applicable):

Address:

Attention:

Email:

[Signature Page to Series B Convertible Preferred Stock Conversion Agreement]

ANNEX A

NOTICE OF CONVERSION

This Notice of Conversion is being delivered simultaneously with execution of the date written below and shall become effective automatically on the Conversion Date. The undersigned Holder hereby elects to convert all of the Preferred Shares into Conversion Shares pursuant to Section 8.1(a) of the Certificate of Designations (as defined in the Agreement), on the Conversion Date. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Series B Convertible Preferred Stock Conversion Agreement, by and between the Holder and AquaBounty Technologies, Inc., a Delaware corporation, dated as of the date hereof (the “Agreement”).

The undersigned hereby requests that the Company issue and deliver the Conversion Shares in electronic book-entry form in the name(s) specified immediately below:

Name: [•]

Address: [•]

Number of Preferred Shares to be Converted: [•]

Accrued and Unpaid Dividends: [•]

Number of Conversion Shares to be Issued: [•]

HOLDER:

By:

Name:

Title (as applicable):

[Notice of Conversion]